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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January  28, 2005

PEOPLE'S CHOICE HOME LOAN SECURITIES CORP. (as company under an Indenture, dated as of January 28, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2005-1)

                   PEOPLE'S CHOICE HOME LOAN SECURITIES CORP.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     333-119899               92-0181950
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)         Identification No.)


7515 Irvine Center Drive
Irvine, California                                                 92618
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(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 341-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  8.1      Opinion of Thacher Proffitt & Wood LLP





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         PEOPLE'S CHOICE HOME LOAN
                                         SECURITIES CORP.


                                         By: /s/ Brad Plantiko
                                            ---------------------------
                                         Name:  Brad Plantiko
                                         Title: CFO


Dated: February 4, 2005





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                                   EXHIBIT 8.1





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